UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2025

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road,	Suite 350
Hollywood,	Florida		33021
(Address of Principal Executive Offices)			(Zip Code)

(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On August 4, 2025 (the “Closing Date”), Ryder Merger Sub I, Inc. (“Merger Sub I”), a Delaware corporation and a direct wholly owned subsidiary of Acuren Corporation, a Delaware corporation (“Acuren”), merged (the “First Merger”) with and into NV5 Global, Inc., a Delaware corporation (the “Company” or “NV5”) and immediately thereafter the Company merged (the “Second Merger” and, together with the First Merger, collectively the “Merger”) with and into Ryder Merger Sub II, Inc. (“Merger Sub II”), a Delaware corporation and a direct wholly owned subsidiary of Acuren, with Merger Sub II continuing as the surviving corporation, in each case pursuant to the Agreement and Plan of Merger entered into on May 14, 2025 (the “Merger Agreement”) by and among the Company, Acuren, Merger Sub I and Merger Sub II.

Item 1.02 Termination of a Material Definitive Agreement.

Credit Facility

In connection with the closing of the Merger, on August 4, 2025, NV5, at the direction of Acuren, terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under the Second Amended and Restated Credit Agreement, dated as of August 13, 2021, among NV5, as borrower, the subsidiaries of NV5 named therein as guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer, and the other lenders party thereto (as amended prior to the date hereof, the “Credit Agreement”). In connection with the termination of the Credit Agreement, on August 4, 2025, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference. As a result of the First Merger, each share of common stock of NV5, par value $.01 per share (the “NV5 Common Stock”), issued and outstanding immediately prior to the time the First Merger became effective (the "First Effective Time"), other than shares of NV5 Common Stock held by Acuren or NV5 (including shares held as treasury stock or otherwise) or any of their respective subsidiaries or any Appraisal Shares (as defined in the Merger Agreement), was converted into the right to receive (i) 1.1523 shares of Acuren common stock, par value $0.0001 (the “Acuren Common Stock”), and (ii) cash in the amount of $10.00 (together, the “Per Share Merger Consideration”). No fractional shares of Acuren Common Stock will be issued in the First Merger, and holders of NV5 Common Stock will, instead, receive cash in lieu of fractional shares of Acuren Common Stock, if any, as provided in the Merger Agreement.

In addition, at the First Effective Time:

(i)    each NV5 RSA (as defined in the Merger Agreement) that was outstanding immediately prior to the First Effective Time was assumed by Acuren and converted into a restricted stock award relating to a number of shares of Acuren Common Stock equal to 2.0387 shares of Acuren Common Stock per NV5 RSA, rounding to the nearest whole number of shares; and

(ii)    each NV5 Executive RSA (as defined in the Merger Agreement) that was outstanding immediately prior to the First Effective Time automatically vested in full in accordance with its terms and was converted into the right to receive, for each share of NV5 Common Stock represented thereby, the right to receive the Per Share Merger Consideration, less applicable tax withholdings.

The issuance of shares of Acuren Common Stock in connection with the First Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Acuren’s registration statement on Form S-4 (File No. 33-287888) (the “Registration Statement”), which was declared effective by the Securities Exchange Commission (the “SEC”) on June 30, 2025. The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

The foregoing summary has been included to provide investors and security holders with information regarding the Merger and the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to NV5’s Form 8-K filed on May 15, 2025, and the terms of which are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Merger, the NV5 Common Stock was listed and traded on the Nasdaq Stock Market (“NASDAQ”) under the trading symbol “NVEE.” In connection with the completion of the Merger, NV5 (i) notified NASDAQ that each eligible and outstanding share of NV5 Common Stock (including each NV5 Executive RSA) was converted into the right to receive the Per Share Merger Consideration and (ii) requested that NASDAQ withdraw the NV5 Common Stock from trading on NASDAQ prior to the open of trading on August 4, 2025. Upon NV5’s request, on August 4, 2025, NASDAQ filed with the SEC a notification of removal of listing on Form 25 to delist the NV5 Common Stock from NASDAQ and the deregistration of the NV5 Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shares of NV5 Common Stock ceased being traded on NASDAQ prior to the opening of the market on August 4, 2025, and are no longer listed on NASDAQ.

In addition, NV5 intends to file with the SEC a Form 15 requesting that the reporting obligations of NV5 under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of the Registrant.

On the Closing Date, Merger Sub I merged with and into NV5, as a result of which NV5 became a wholly owned, direct subsidiary of Acuren. Immediately thereafter, NV5 merged with and into Merger Sub II, with Merger Sub II continuing as a wholly owned, direct subsidiary of Acuren.

The information set forth in the Introductory Note, Item 2.01, and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Dickerson C. Wright, Denise Dickins, William Pruitt, Brian Freckmann, François Tardan, Richard Tong and MaryJo O’Brien resigned as directors of NV5, effective as of the First Effective Time. None of these resignations were a result of any disagreement with NV5, its management or its board of directors.

Also accordance with the terms of the Merger Agreement, each named executive officer of NV5 serving as an officer immediately prior to the First Effective Time will continue to serve in their respective offices as an officer of the Final Surviving Corporation from and after the Second Effective Time, other than Dickerson Wright, who will not continue as an employee or officer of NV5 or any NV5 affiliated entity, effective as of the First Effective Time. In connection with his separation from the Company, Mr. Wright will receive the severance benefits as provided in his Employment Agreement, dated March 1, 2024.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the Merger Agreement, at the First Effective Time, the certificate of incorporation and the bylaws of NV5 were amended and restated in their entirety. A copy of the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws of NV5 are filed as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated May 14, 2025 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on May 15, 2025).
3.1	Second Amended and Restated Certificate of Incorporation.
3.2	Second Amended and Restated Bylaws.
 *    Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NV5 agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2025

NV5 GLOBAL, INC.

By:	/s/ Richard Tong
Name: Title:	Richard Tong Executive Vice President and General Counsel

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